                        ANNUAL REPORT / DECEMBER 31 2000

                            AIM GLOBAL UTILITIES FUND

                                 [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                      TULIPFIELDS AND WINDMILL IN HOLLAND

                                BY CLAUDE MONET

       STANDING TALL AGAINST THE HORIZON WITH SAILS WHIRLING IN THE AIR,

          WINDMILLS HAVE PLAYED AN IMPORTANT PART IN THE HISTORIC AND

        ECONOMIC DEVELOPMENT OF CIVILIZATION THROUGH THE CENTURIES. LIKE

        THEIR PREDECESSORS, TODAY'S NETWORK OF GLOBAL UTILITIES ENABLES

                          OUR CONTINUING ADVANCEMENT.

                     -------------------------------------

AIM Global Utilities Fund is for shareholders who seek high current income and capital appreciation through a portfolio composed primarily of common and preferred stocks of public utility companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Utilities Fund's performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns may be attributable to its investment in IPOs, which may have a magnified impact due to its relatively small asset base. As the fund's assets grow, there is no guarantee that it will continue to experience substantially similar performance by investing in IPOs.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue-chip stocks.
o The unmanaged Lipper Utility Fund Index represents an average of the 30 largest utility funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Standard & Poor's 500 Index (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

        AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT
       GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
              OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT
                   YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

       This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.


                            AIM GLOBAL UTILITIES FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    It's an honor to address you as AIM Funds' new chairman. I
   [PHOTO OF        feel privileged to succeed Ted Bauer, who recently retired
   Robert H.        as AIM's chairman after a long, successful career in the
    Graham          investment industry. Ted has always shown the highest degree
  Chairman of       of integrity and commitment to excellence, and I have always
 the Board of       admired him greatly. I'm also proud to be part of the team
  AIM GLOBAL        that launched AIM almost 25 years ago. From the beginning,
UTILITIES FUND]     AIM has been a very people-oriented, service-minded company, and I plan to carry on that tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets in 2000 were particularly unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 down 9.1%. But 20% to 30% returns, such as we have seen recently, are not typical. Historically, markets decline in one out of every four years. What we have seen in 2000 is a normal downturn, and it appears to be a worldwide trend. In 2000, most overseas markets were more turbulent than their U.S. counterpart.
    Regardless of the impact of market conditions, we know you are counting on us to deliver attractive investment performance. We don't like it when we don't live up to your expectations. We have been disappointed along with you. Because we ourselves invest in AIM funds and use them in our retirement plans, virtually everyone who works here has a stake in at least one AIM fund. All of us have seen the value of our own accounts decline. We know how unpleasant this experience is.
    What are we doing about it? We are sticking with our motto: Invest with Discipline. We still manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a down period in the markets, like the one last year. We just have to be patient, and we urge you to be, too. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though we can expect the situation to remain difficult for some time, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive market valuation in several years. While there is concern that the economy's record long expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets.
    The current environment illustrates the value of professional money management. During downturns, investors may be tempted to make decisions based on emotions, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.
    In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the fiscal year. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman


                            AIM GLOBAL UTILITIES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


UTILITIES OFFER WELCOME STABILITY IN JAGGED MARKET

THE HEADLINES HAVE BEEN FILLED THIS YEAR WITH RECORD HIGHS AND LOWS. HOW DID THE FUND PERFORM IN ALL THIS TURBULENCE?
While not immune to the extremely unsettled market conditions, the fund fared better than the stock market in general, as indicated by the S&P 500, its benchmark index. Excluding sales charges, the fund posted returns of -2.54% per Class A share, -3.24% per Class B share and -3.28% per Class C share for the fiscal year ended December 31, 2000. The S&P 500 returned -9.10% for the same period.
    The fund's results reflect gains made while the market was exuberant during the early months of 2000, as well as value declines that occurred later in the year. Virtually the entire market was affected by the sell-offs in the technology sector, the many corporate earnings disappointments announced during the fall and other market difficulties.

WHAT MAJOR TRENDS SHAPED THE MARKET?
During the first two months of the year, the market remained very strong. The Dow set a record in January, and the tech-laden Nasdaq continued to soar to record levels well into March. Then investors became concerned that tech stocks might be overvalued, sparking a dramatic sell-off in this sector that left the whole market badly shaken.
    Exacerbating the situation was investors' anxiety that the Federal Reserve Board (the Fed) might continue raising interest rates to contain inflation by slowing torrid economic growth. After raising interest rates in May--the sixth increase since the preceding summer--the Fed ceased its monetary tightening policy for the remainder of the year. Markets rallied in late May and June amid mounting evidence that economic growth was slowing, reducing the probability of additional Fed rate hikes.
    However, in late summer and early fall, several factors converged to undermine corporate earnings. Skyrocketing oil prices raised costs for both consumers and businesses, constricting their buying power. All year, the euro's weakness made U.S. goods more expensive overseas and depressed earnings for many U.S. multinational corporations. Starting in the third quarter, a large number of major corporations issued warnings that their earnings would not meet analysts' expectations. Needing to gauge likely future business policy, businesses kept treading water for a month awaiting the outcome of the U.S. presidential election.
    These interacting concerns culminated in a steep market decline in November. Markets rebounded at indications that the Fed might cut interest rates soon, then sagged when no rate cut occurred at the Fed's December 19 meeting. Though the market shot up and down alarmingly during the last days of the year, it was not all bad for the utility industry; stability-seeking investors favored health-care, financial-services, energy and utility-company stocks.

WHAT CHANGES HAS THE FUND MADE TO DEAL WITH THE UNSETTLED CONDITIONS?
Among the changes has been an increase in the weighting of electric-company holdings. Electrics have gained strength during the year, benefiting from increased consolidation and deregulation of the industry.
    At the same time, the fund has significantly reduced its exposure to the communications-services industry, which is under pressure along with the rest of the technology sector.
    Natural gas is also a top investment area for the fund. During the closing months of the year, this industry benefited from unusually cold weather in most of the United States.

WHAT ARE SOME HOLDINGS THAT BENEFITED THE FUND?
Our holdings reflect the new reality of what the world regards as utilities:
Telephones and other communications services are as indispensable as electricity, water and gas. Here are some examples.

o   SBC Communications provides telecommunications products and services for


                     -------------------------------------

                         ELECTRICS HAVE GAINED STRENGTH

                           DURING THE YEAR, BENEFITING

                          FROM INCREASED CONSOLIDATION

                                AND DEREGULATION.

                     -------------------------------------


PORTFOLIO COMPOSITION BY GEOGRAPHIC REGION
As of 12/31/00 based on total net assets
(pie chart)

EUROPE 13.18%
SOUTH AMERICA, ASIA AND OTHER 2.48%
NORTH AMERICA 84.34%


          See important fund and index disclosures inside front cover.

                            AIM GLOBAL UTILITIES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


    voice, data, networking and e-business in the United States and 21 other countries.
o Dynegy sells natural gas, electricity, coal and natural-gas liquids in North America and Europe. For the nine months ended September 30, 2000, revenues rose 80%.
o Allegheny Energy is an electric energy supplier with operating companies in Pennsylvania and the eastern United States. For the nine months ended September 30, 2000, revenues rose 35%.
o The operating companies of holding company NiSource distribute electricity, natural gas and water in the Midwest and the Northeast.
o In addition to its electric-utility operations, Pinnacle West has a venture-capital unit and a residential, commercial and industrial development company.

WHAT WERE CONDITIONS LIKE AS THE FISCAL YEAR CLOSED ON DECEMBER 31?
The situation was mixed. Many believe corporate earnings may continue to disappoint for the next six to eight months, as capital expenditures and consumer spending may slow or decline. But late in the fiscal year, the Fed indicated that its bias had changed from warding off inflation to warding off recession, signaling the possibility of rate cuts to stimulate the economy. Historically, declining interest rates bode well for stocks.
    Though the economy had slowed from its previous strong pace, unemployment and inflation remained quite low. Prices of many stocks had been brought to much more reasonable levels by the steep downturn in equity markets during the last quarter of 2000, a potential buying opportunity.
    Given the uncertainty surrounding short-term economic trends, we can expect market volatility to continue and thus regard this as an environment in which investors would be well advised to maintain a long-term investment perspective.

PORTFOLIO COMPOSITION

[ART WORK]

As of 12/31/00, based on total net assets

===================================================================================================================================
TOP 10 EQUITY HOLDINGS                      TOP 10 INDUSTRIES                                       TOP 10 COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
  1. SBC Communications Inc.     3.93%        1. Electric Companies                       37.63%      1. United States      77.52%
  2. Dynegy Inc. - Class A       3.42         2. Telephone                                18.92       2. United Kingdom      5.85
  3. Allegheny Energy, Inc.      3.09         3. Natural Gas                              15.15       3. Canada              2.48
  4. NiSource Inc.               2.97         4. Telecommunications (Cellular/Wireless)    3.99       4. Spain               2.19
  5. Pinnacle West Capital Corp. 2.92         5. Power Producers (Independent)             3.17       5. Italy               2.00
  6. Verizon Communications Inc. 2.92         6. Communications Equipment                  2.40       6. France              1.49
  7. Exelon Corp.                2.91         7. Water Utilities                           2.07       7. Japan               1.13
  8. FPL Group, Inc.             2.82         8. Manufacturing (Diversified)               1.71       8. Finland             0.97
  9. Constellation Energy Group  2.71         9. Broadcasting (Television, Radio & Cable)  1.34       9. Brazil              0.70
 10. Duke Power Corp.            2.70        10. Computers (Networking)                    1.18      10. Germany             0.69

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================


                     -------------------------------------

READ THIS REPORT ONLINE!
    A new service is available--electronic delivery of fund reports and prospectuses. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."

                     -------------------------------------


          See important fund and index disclosures inside front cover.

                            AIM GLOBAL UTILITIES FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL UTILITIES FUND VS. BENCHMARK INDEXES

12/31/90-12/31/00

in thousands

================================================================================
AIM GLOBAL UTILITIES FUND,         LIPPER UTILITY
    CLASS A SHARES                   FUND INDEX               S&P 500 INDEX
--------------------------------------------------------------------------------
       $34,290                        $35,007                  $49,888

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

[MOUNTAIN GRAPH]


    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares your fund's Class A shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to those indexes over the period 12/31/90--12/31/00. It is important to understand the differences between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is unmanaged, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment. An index of funds such as the Lipper Utility Fund Index includes a number of mutual funds grouped by investment objective or style. Each of the funds in the Lipper Utility Fund Index interprets its objective differently, and each employs a different management approach and investment strategy.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/00, including sales charges

================================================================================
CLASS A SHARES
  10 Years                          13.11%
  5 Years                           15.09
  1 Year                            -7.91*
  *-2.54%, excluding sales charges

CLASS B SHARES
  Inception (9/1/93)                11.15%
  5 Years                           15.30
  1 Year                            -7.54*
  *-3.24%, excluding CDSC

CLASS C SHARES
  Inception (8/4/97)                15.35%
  1 Year                            -4.14*
  *-3.28%, excluding CDSC
================================================================================

The performance of the fund's Class A, Class B and Class C shares will differ due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.


                            AIM GLOBAL UTILITIES FUND

                        ANNUAL REPORT / FOR CONSIDERATION


AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                   [ARTWORK]

                         A I M Capital Management, Inc.

                           o A I M Distributors, Inc.

               o The AIM Family of Funds--Registered Trademark--

                       o AMVESCAP National Trust Company


                            AIM GLOBAL UTILITIES FUND

                        ANNUAL REPORT / FOR CONSIDERATION


PROTECT YOUR NEST EGG WITH FOUR TAX-TRIMMING STRATEGIES

Are taxes pecking away at your nest egg? There are ways to protect the funds you've carefully set aside for your life's goals--retirement, college for your children and grandchildren, a house or a dream vacation.

IRAS: DEFER, DEDUCT TAXES
One of the best ways to protect your income (and maybe even receive a tax deduction) is to contribute to a Traditional or Roth IRA. Setting up and managing an IRA is simple. For more information, please ask your financial consultant or visit AIM's Web site at www.aimfunds.com.
    To be eligible to make a Traditional IRA contribution, you must be under 70 1/2 and have earned income, or be a non-working spouse.
    If you don't have a pension plan at work, you can deduct up to $2,000 for the maximum allowable yearly IRA contribution. If you're covered by a plan at work, you may still qualify for a full or partial deduction. A married couple with one wage-earner can contribute up to $4,000 (up to $2,000 each) in two IRA accounts. This can help cut your tax bill significantly. For example, if you're in the 15% tax bracket, putting that $4,000 into IRAs can save you $600 in taxes. Even if your contribution is not tax-deductible, it still may be worthwhile to invest in an IRA. Contributions to Traditional IRAs grow tax-deferred until withdrawn.
    The Roth IRA provides another option for individuals with earned income below $110,000 for single filers ($160,000 for couples filing jointly). With a Roth IRA, you make after-tax contributions to your account. Withdrawals from the account are tax-free if the account has been open five years and one of the following conditions applies:

o   The account holder is at least 59 1/2;
o The account holder is buying a home for the first time ($10,000 lifetime maximum);
o   The account holder has become disabled; or
o   The account holder has died.

    AIM's Web site (www.aimfunds.com) offers a Roth IRA Analyzer and a Roth Rollover Calculator.

    Another IRA option allows you to save for a child's college education. The Education IRA allows you to contribute $500 after taxes each year to a special account set up in a child's name.

EMPLOYER PLANS OFFER TAX HELP
Other ways of reducing your tax bill include putting some of your earnings in retirement plans that may be offered by your employer. These include the popular 401(k) and 403(b) plans. 403(b) plans are specifically for employees of public educational institutions such as school systems, universities and medical schools,

--------------------------------------------------------------------------------

THE EARLY BIRD MAY HATCH THE BIGGEST EGG

Whether you're contributing to an IRA or any other investment, the earlier you start, the better. The reason is simple: compounding. Reinvesting your distributions allows your earnings to grow over time. Here are some examples:

o STARTING AT 25, SUSAN CONTRIBUTED $2,000 A YEAR to her IRA for 10 years--a total of $20,000--and then allowed the investment to accrue until she turned
    65. She ended up with $611,815 for her retirement.
o BILL STARTED INVESTING AT 35. He contributed $2,000 a year to his IRA for 15 years--a total of $30,000--and then allowed the investment to accrue until he turned 65. He had $291,987 for retirement.
o KATE WAITED UNTIL SHE WAS 45 TO START INVESTING FOR RETIREMENT. She contributed $2,000 a year to her IRA for 20 years--a total of $40,000--and ended up with only $126,005.

    Even though Susan initially contributed the least amount of money to her IRA for the shortest period of time, she ended up with more money at retirement than Bill or Kate because of the power of compounding over time.

                      [CHICKEN AND EGG ARTWORK AND GRAPH]

                                                               SUSAN
                                                              $611,815


                                                                BILL
                                                              $291,987


                                                                KATE
                                                              $126,005

Please keep in mind that this is a hypothetical example and not indicative of the performance of any investment, IRA or AIM fund. Results are based on an average annual total return of 10%. Your actual return is not likely to be constant from year to year, and there is no guarantee that a specific rate of return will be achieved. Source: Towers Data Systems HYPO--Registered Trademark--.

--------------------------------------------------------------------------------

                            AIM GLOBAL UTILITIES FUND

                        ANNUAL REPORT / FOR CONSIDERATION


plus members of 501(c)3 organizations, such as museums, research foundations and religious institutions.
    Contributing to one of these plans can reduce the portion of your income that is subject to federal taxes. For example, if you make $55,000 annually and contribute $5,000 of that to your employer-sponsored retirement plan, you will reduce your taxable income by $5,000. In addition, your employer may match part of your contributions, adding extra impact.

ANNUITIES: ANOTHER OPTION
Have you contributed the maximum amount to your retirement plan? If so, annuities offer another way to grow assets tax-deferred. Offered by life insurance companies, annuities allow you to contribute as much and as often as you like. The larger your annual investments, the more you benefit from tax-deferred compounding. And an annuity includes a guaranteed benefit in case of your death.
    NOTE: With Traditional IRAs, annuities and employer-sponsored plans, payment of taxes on the growth of your investment is deferred until you withdraw it after retirement. At that point income taxes become due, but you could be in a lower tax bracket. There may be tax penalties for withdrawals made before 59 1/2.

MUNI BONDS: DELETING TAXES
Municipal-bond funds generally are exempt from federal income taxes. If you think they're just for the very wealthy, you may want to reconsider.
If you are in the 28% tax bracket or above, municipal-bond funds may have a place in your portfolio. They can provide you with a steady stream of current income.
    When you take into consideration the federal tax-exempt status of municipal bonds--and the mutual funds that invest in them--their yields are compelling. The chart below shows how tax-exempt yields compare with taxable-equivalent yields.
    This discussion does not constitute tax advice. Please discuss your situation with your financial advisor and your tax advisor. They can help you choose investments that suit your risk tolerance, financial goals and current circumstances.


                      ------------------------------------

IS TAX-EXEMPT INVESTING FOR YOU?

o   Has your federal income tax bill gone up in the past few years?
o   Do your investments provide a significant amount of your income?
o   Do you depend on income from investments to cover current expenses?
o Are you reinvesting your distributions for long-term growth and paying taxes on those distributions?
o Do you contribute the maximum possible to retirement plans offered by your employer?

If you answered yes to any of these questions, ask your financial consultant about tax-exempt investing.

                      ------------------------------------

COMPARING YIELDS SHOWS APPEAL OF TAX-EXEMPT INVESTING
Depending on your income bracket, a tax-exempt bond fund may be more advantageous than a taxable fund. The table shows how the yield on a tax-exempt investment can be as attractive as that of a higher-yielding taxable investment.
    Suppose, for example, you are in the 28% tax bracket and you invest in a municipal-bond fund with a 5% yield. A fund that is subject to federal income taxes would have to have a yield of at least 6.9% to be competitive, as demonstrated in this chart.

================================================================================
TAX-EXEMPT VS. TAXABLE-EQUIVALENT YIELD

at 2000 federal income tax rates*
                                         TAX-EXEMPT YIELD
                           MARGINAL      5%           6%          7%
TAXABLE INCOME             INCOME        ------------------------------
(JOINT RETURN)             TAX RATE      TAXABLE-EQUIVALENT YIELD
--------------------------------------------------------------------------------
$0-$43,850                 15%           5.9%         7.1%         8.2%
--------------------------------------------------------------------------------
$43,851-$105,950           28            6.9          8.3          9.7
--------------------------------------------------------------------------------
$105,951-$161,450          31            7.2          8.7         10.1
--------------------------------------------------------------------------------
$161,451-$288,350          36            7.8          9.4         10.9
--------------------------------------------------------------------------------
More than $288,350         39.6          8.3          9.9         11.6
--------------------------------------------------------------------------------

This chart is for illustrative purposes only and is not intended to project the performance of any AIM fund.

* A portion of distributions from a federally tax-exempt investment may be subject to state income taxes or the alternative minimum tax.
================================================================================

                            AIM GLOBAL UTILITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                     MARKET
                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-69.62%

BROADCASTING (TELEVISION, RADIO & CABLE)-1.34%

General Motors Corp.-Class H(a)          58,500   $  1,345,500
--------------------------------------------------------------
Univision Communications
  Inc.-Class A(a)                       113,100      4,630,031
==============================================================
                                                     5,975,531
==============================================================

COMMUNICATIONS EQUIPMENT-0.83%

Corning Inc.                             23,400      1,235,812
--------------------------------------------------------------
JDS Uniphase Corp.(a)                    16,300        679,506
--------------------------------------------------------------
Redback Networks Inc.(a)                 43,800      1,795,800
==============================================================
                                                     3,711,118
==============================================================

COMPUTERS (HARDWARE)-0.23%

Sycamore Networks, Inc.(a)               27,500      1,024,375
==============================================================

COMPUTERS (NETWORKING)-1.18%

Cisco Systems, Inc.(a)                   70,700      2,704,275
--------------------------------------------------------------
Juniper Networks, Inc.(a)                20,200      2,546,462
==============================================================
                                                     5,250,737
==============================================================

COMPUTERS (SOFTWARE & SERVICES)-0.60%

Ariba, Inc.(a)                           26,600      1,429,750
--------------------------------------------------------------
Henry (Jack) & Associates, Inc.          20,000      1,242,500
==============================================================
                                                     2,672,250
==============================================================

ELECTRIC COMPANIES-31.00%

Allegheny Energy, Inc.                  286,000     13,781,625
--------------------------------------------------------------
Constellation Energy Group              268,000     12,076,750
--------------------------------------------------------------
DTE Energy Co.                          172,000      6,697,250
--------------------------------------------------------------
Duke Energy Corp.                       141,000     12,020,250
--------------------------------------------------------------
Edison International                    216,000      3,374,999
--------------------------------------------------------------
Energy East Corp.                       475,200      9,355,500
--------------------------------------------------------------
Exelon Corp.                            185,000     12,988,850
--------------------------------------------------------------
FPL Group, Inc.                         175,000     12,556,250
--------------------------------------------------------------
Montana Power Co. (The)                 141,100      2,927,825
--------------------------------------------------------------
Niagara Mohawk Holdings Inc.(a)         510,300      8,515,631
--------------------------------------------------------------
NRG Energy, Inc.(a)                     283,300      7,879,281
--------------------------------------------------------------
PG&E Corp.                              170,000      3,400,000
--------------------------------------------------------------
Pinnacle West Capital Corp.             273,600     13,030,200
--------------------------------------------------------------
Reliant Energy, Inc.                    163,000      7,059,938
--------------------------------------------------------------
Southern Co. (The)                       62,500      2,078,125
--------------------------------------------------------------
Southern Energy, Inc.(a)                137,000      3,878,813
--------------------------------------------------------------
Xcel Energy, Inc.                       226,000      6,568,125
==============================================================
                                                   138,189,412
==============================================================

ELECTRICAL EQUIPMENT-0.65%

Active Power, Inc.(a)                    65,500      1,436,906
--------------------------------------------------------------

--------------------------------------------------------------
                                                     MARKET
                                      SHARES         VALUE
ELECTRICAL EQUIPMENT-(CONTINUED)

Capstone Turbine Corp.(a)                51,900   $  1,453,200
==============================================================
                                                     2,890,106
==============================================================

ELECTRONICS (SEMICONDUCTORS)-1.07%

SDL, Inc.(a)                             22,000      3,260,125
--------------------------------------------------------------
Vitesse Semiconductor Corp.(a)           27,100      1,498,969
==============================================================
                                                     4,759,094
==============================================================

ENGINEERING & CONSTRUCTION-0.82%

Quanta Services, Inc.(a)                114,000      3,669,375
==============================================================

NATURAL GAS-12.45%

Dynegy Inc.-Class A                     272,000     15,249,000
--------------------------------------------------------------
El Paso Energy Corp.                     72,900      5,221,463
--------------------------------------------------------------
Enron Corp.                             100,200      8,329,125
--------------------------------------------------------------
KeySpan Corp.                            45,000      1,906,875
--------------------------------------------------------------
NiSource Inc.                           431,000     13,253,250
--------------------------------------------------------------
Williams Cos., Inc. (The)               289,200     11,549,925
==============================================================
                                                    55,509,638
==============================================================

OIL & GAS (EXPLORATION & PRODUCTION)-0.73%

Apache Corp.                             46,100      3,229,881
==============================================================

POWER PRODUCERS (INDEPENDENT)-1.43%

AES Corp. (The)(a)                      114,800      6,357,050
==============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-0.78%

Convergys Corp.(a)                       77,000      3,489,063
==============================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.40%

Level 3 Communications, Inc.(a)          47,900      1,571,719
--------------------------------------------------------------
Openwave Systems Inc.(a)                 65,100      3,120,731
--------------------------------------------------------------
Western Wireless Corp.-Class A(a)        39,700      1,555,744
==============================================================
                                                     6,248,194
==============================================================

TELEPHONE-15.11%

BellSouth Corp.                         127,600      5,223,625
--------------------------------------------------------------
Broadwing Inc.(a)                       383,344      8,745,035
--------------------------------------------------------------
CenturyTel, Inc.                        146,000      5,219,500
--------------------------------------------------------------
McLeodUSA, Inc.-Class A(a)              395,400      5,585,025
--------------------------------------------------------------
Qwest Communications International
  Inc.(a)                               152,100      6,236,100
--------------------------------------------------------------
SBC Communications Inc.                 366,693     17,509,591
--------------------------------------------------------------
Time Warner Telecom Inc.-Class
  A(a)                                   91,700      5,817,219
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
TELEPHONE-(CONTINUED)

Verizon Communications Inc.             259,462   $ 13,005,533
==============================================================
                                                    67,341,628
==============================================================
    Total Domestic Common Stocks
      (Cost $212,484,051)                          310,317,452
==============================================================

FOREIGN STOCKS & OTHER EQUITY INTERESTS-15.70%

BERMUDA-0.11%

Global Crossing Ltd.
  (Telecommunications- Long
  Distance)(a)                           32,523        465,486
==============================================================

BRAZIL-0.70%

Companhia Paranaense de
  Energia-Copel-ADR (Electric
  Companies)                            370,000      3,121,875
==============================================================

CANADA-1.42%

Nortel Networks Corp.
  (Communications Equipment)             53,500      1,715,344
--------------------------------------------------------------
TELUS Corp. (Telephone)                  55,382      1,533,979
--------------------------------------------------------------
TELUS Corp.-Class A (Telephone)          18,460        483,005
--------------------------------------------------------------
Westcoast Energy Inc. (Natural
  Gas)                                  106,300      2,597,706
==============================================================
                                                     6,330,034
==============================================================

FINLAND-0.97%

Nokia Oyj-ADR (Communications
  Equipment)                             99,600      4,332,600
==============================================================

FRANCE-1.49%

Suez Lyonnaise des Eaux S.A.
  (Manufacturing- Diversified)           24,900      4,547,866
--------------------------------------------------------------
TotalFinaElf S.A.
  (Oil-International Integrated)         14,000      2,082,437
==============================================================
                                                     6,630,303
==============================================================

GERMANY-0.69%

E.On A.G.
  (Manufacturing-Diversified)(a)         50,560      3,076,598
==============================================================

ITALY-2.00%

ACEA S.p.A. (Water Utilities)           388,800      4,600,293
--------------------------------------------------------------
AEM S.p.A. (Electric Companies)         645,000      1,895,801
--------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)       400,400      2,406,372
==============================================================
                                                     8,902,466
==============================================================

JAPAN-1.13%

Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long
  Distance)                                 125        899,729
--------------------------------------------------------------
Nippon Telegraph & Telephone
  Corp.-ADR
  (Telecommunications-Long
  Distance)                              30,000      1,070,625
--------------------------------------------------------------
NTT DoCoMo, Inc.
  (Telecommunications-
  Cellular/Wireless)                        179      3,084,048
==============================================================
                                                     5,054,402
==============================================================

SOUTH KOREA-0.54%

Korea Telecom Corp.-ADR
  (Telephone)                            77,800      2,411,800
==============================================================

SPAIN-2.19%

Endesa S.A. (Electric Companies)        227,000      3,868,933
--------------------------------------------------------------
Telefonica S.A. (Telephone)(a)          355,838   $  5,881,034
==============================================================
                                                     9,749,967
==============================================================

UNITED KINGDOM-4.46%

Amdocs Ltd.
  (Telecommunications-Cellular/
  Wireless)(a)                           36,300      2,404,875
--------------------------------------------------------------
COLT Telecom Group PLC
  (Telephone)(a)                        120,800      2,601,104
--------------------------------------------------------------
Kelda Group PLC (Water Utilities)       538,407      3,131,761
--------------------------------------------------------------
National Grid Group PLC (Electric
  Companies)                            131,526      1,196,742
--------------------------------------------------------------
ScottishPower PLC (Electric
  Companies)                            711,850      5,630,831
--------------------------------------------------------------
United Utilities PLC (Water
  Utilities)                            151,936      1,510,813
--------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-
  Cellular/Wireless)                    930,665      3,416,435
==============================================================
                                                    19,892,561
==============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $63,871,661)                                  69,968,092
==============================================================

DOMESTIC CONVERTIBLE PREFERRED STOCKS-3.65%

ELECTRIC COMPANIES-0.42%

SEI Trust I-Series A, $3.13 Conv.
  Pfd.                                   30,600      1,897,200
==============================================================

NATURAL GAS-1.49%

El Paso Energy Cap Trust I-$2.38
  Conv. Pfd.                             74,500      6,630,500
==============================================================

POWER PRODUCERS
  (INDEPENDENT)-1.51%

Calpine Capital Trust III-$2.50
  Conv. Pfd. (Acquired 08/03/00;
  Cost $5,575,000)(b)                   111,500      6,731,813
==============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.23%

MediaOne Group, Inc.-$3.04 Conv.
  Pfd.                                   29,200      1,040,250
==============================================================
    Total Domestic Convertible
      Preferred Stocks (Cost
      $12,366,940)                                  16,299,763
==============================================================

                                     PRINCIPAL
                                      AMOUNT
U.S. DOLLAR DENOMINATED BONDS & NOTES-4.25%

COMMUNICATIONS EQUIPMENT-0.21%

Corning Inc., Sr. Conv. Unsec.
  Deb., 2.07%, 11/08/15(c)          $ 1,317,000        940,009
==============================================================

COMPUTERS (HARDWARE)-0.75%

Candescent Technologies Corp., Sr.
  Conv. Unsec. Gtd. Sub. Deb.,
  8.00%, 05/01/03 (Acquired
  04/17/98-11/30/98; Cost
  $4,509,350)(b)(d)                   4,605,000      3,361,650
==============================================================

ELECTRIC COMPANIES-1.29%

Southern Energy, Inc., Sr. Notes,
  7.90%, 07/15/09 (Acquired
  10/16/00; Cost $5,422,184)(b)       5,730,000      5,747,018
==============================================================

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

FINANCIAL (DIVERSIFIED)-1.05%

Limestone Electron Trust, Sr.
  Notes, 8.63%, 03/15/03 (Acquired
  03/15/00; Cost $4,550,000)(b)     $ 4,550,000   $  4,685,590
==============================================================

NATURAL GAS-0.30%

Dynegy Inc., Sr. Unsec. Deb.,
  7.13%, 05/15/18                     1,400,000      1,321,852
==============================================================

POWER PRODUCERS (INDEPENDENT)-0.23%

AES Corp. (The), Sr. Unsec. Sub.
  Notes, 10.25%, 07/15/06             1,000,000      1,037,500
==============================================================

TELECOMMUNICATIONS (LONG DISTANCE)-0.42%

AT&T Corp., Sr. Unsec. Notes,
  7.75%, 03/01/07                     1,850,000      1,846,522
==============================================================
    Total U.S. Dollar Denominated
      Bonds & Notes (Cost
      $19,767,949)                                  18,940,141
==============================================================

                                     PRINCIPAL
                                     AMOUNT(e)
NON-U.S. DOLLAR DENOMINATED BONDS
  & NOTES-2.45%

CANADA-1.06%

Clearnet Communications Inc.
  (Telecommunications-Cellular/Wireless),
  Sr. Unsec. Disc. Notes, 10.75%,
  02/15/09(f)                  CAD    3,000,000      1,604,893
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(e)       VALUE
CANADA-(CONTINUED)

Teleglobe Canada Inc. (Telephone),
  Unsec. Deb., 8.35%, 06/20/03 CAD    2,400,000   $  1,654,098
--------------------------------------------------------------
TransCanada PipeLines Ltd.
  (Natural Gas)- Series Q, Deb.,
  10.63%, 10/20/09     CAD            1,750,000      1,483,073
==============================================================
                                                     4,742,064
==============================================================

UNITED KINGDOM-1.39%

National Grid Co. PLC (Electric
  Companies), Conv. Bonds, 4.25%,
  02/17/08 (Acquired 02/05/98;
  Cost $4,574,700)(b)          GBP    2,760,000      6,169,700
==============================================================
    Total Non-U.S. Dollar
      Denominated Bonds & Notes
      (Cost $9,264,061)                             10,911,764
==============================================================

                                      SHARES
MONEY MARKET FUNDS-6.61%

STIC Liquid Assets Portfolio(g)      14,742,379     14,742,379
==============================================================
STIC Prime Portfolio(g)              14,742,379     14,742,379
==============================================================
    Total Money Market Funds (Cost
      $29,484,758)                                  29,484,758
==============================================================
TOTAL INVESTMENTS-102.28% (Cost
  $347,239,420)                                    455,921,970
==============================================================
LIABILITIES LESS OTHER
  ASSETS-(2.28)%                                   (10,175,111)
==============================================================
NET ASSETS-100.00%                                $445,746,859
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
CAD     - Canadian Dollars
Conv.   - Convertible
Deb.    - Debentures
Disc.   - Discounted
GBP     - British Pound Sterling
Gtd.    - Guaranteed
Pfd.    - Preferred
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/00 was $26,695,771, which represented 5.99% of the Fund's net assets.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(d) Security fair valued in accordance with procedures established by the Board of Trustees.
(e) Foreign denominated security. Par value is denominated in currency indicated.
(f) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost
  $347,239,420)                                 $455,921,970
------------------------------------------------------------
Foreign currencies, at value (cost $65,830)           66,796
------------------------------------------------------------
Receivables for:
  Investments sold                                 2,378,548
------------------------------------------------------------
  Fund shares sold                                 1,078,674
------------------------------------------------------------
  Dividends and interest                           1,280,084
------------------------------------------------------------
Investment for deferred compensation plan             42,905
------------------------------------------------------------
Other assets                                          25,845
============================================================
    Total assets                                 460,794,822
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           13,010,170
------------------------------------------------------------
  Fund shares reacquired                           1,234,381
------------------------------------------------------------
  Dividends                                              190
------------------------------------------------------------
  Deferred compensation plan                          42,905
------------------------------------------------------------
Accrued advisory fees                                198,516
------------------------------------------------------------
Accrued administrative services fees                   9,198
------------------------------------------------------------
Accrued distribution fees                            388,318
------------------------------------------------------------
Accrued trustees' fees                                   699
------------------------------------------------------------
Accrued transfer agent fees                           70,815
------------------------------------------------------------
Accrued operating expenses                            92,771
============================================================
    Total liabilities                             15,047,963
============================================================
Net assets applicable to shares outstanding     $445,746,859
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $267,200,005
____________________________________________________________
============================================================
Class B                                         $160,819,512
____________________________________________________________
============================================================
Class C                                         $ 17,727,342
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           11,901,001
____________________________________________________________
============================================================
Class B                                            7,184,513
____________________________________________________________
============================================================
Class C                                              792,423
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      22.45
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $22.45 divided by
      94.50%)                                   $      23.76
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      22.38
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      22.37
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $215,288)                                     $  5,913,082
------------------------------------------------------------
Dividends from affiliated money market funds       2,062,580
------------------------------------------------------------
Interest                                           2,234,860
============================================================
    Total investment income                       10,210,522
============================================================

EXPENSES:

Advisory fees                                      2,457,103
------------------------------------------------------------
Administrative services fees                         111,177
------------------------------------------------------------
Custodian fees                                       141,732
------------------------------------------------------------
Distribution fees -- Class A                         684,300
------------------------------------------------------------
Distribution fees -- Class B                       1,637,899
------------------------------------------------------------
Distribution fees -- Class C                         139,107
------------------------------------------------------------
Transfer agent fees -- Class A                       335,456
------------------------------------------------------------
Transfer agent fees -- Class B                       231,569
------------------------------------------------------------
Transfer agent fees -- Class C                        19,667
------------------------------------------------------------
Trustees' fees                                         8,716
------------------------------------------------------------
Other                                                248,675
============================================================
    Total expenses                                 6,015,401
------------------------------------------------------------
Less: Expenses paid indirectly                        (7,999)
============================================================
    Net expenses                                   6,007,402
============================================================
Net investment income                              4,203,120
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           45,179,023
------------------------------------------------------------
  Foreign currencies                                (243,063)
------------------------------------------------------------
  Option contracts written                           206,772
============================================================
                                                  45,142,732
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (68,134,842)
------------------------------------------------------------
  Foreign currencies                                   8,924
============================================================
                                                 (68,125,918)
============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts        (22,983,186)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(18,780,066)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $  4,203,120    $  4,536,854
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                             45,142,732      30,572,537
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (68,125,918)     64,063,548
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (18,780,066)     99,172,939
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (2,905,816)     (3,130,474)
------------------------------------------------------------------------------------------
  Class B                                                         (587,054)       (980,604)
------------------------------------------------------------------------------------------
  Class C                                                          (56,822)        (28,383)
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                      (28,679,886)    (13,462,484)
------------------------------------------------------------------------------------------
  Class B                                                      (17,296,532)     (8,054,908)
------------------------------------------------------------------------------------------
  Class C                                                       (1,858,159)       (355,717)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       70,873,896      (3,558,143)
------------------------------------------------------------------------------------------
  Class B                                                       43,074,650       3,957,825
------------------------------------------------------------------------------------------
  Class C                                                       14,197,274       2,679,799
==========================================================================================
    Net increase in net assets                                  57,981,485      76,239,850
==========================================================================================

NET ASSETS:

  Beginning of year                                            387,765,374     311,525,524
==========================================================================================
  End of year                                                 $445,746,859    $387,765,374
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $333,805,771    $203,276,266
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       126,568         (41,312)
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts          3,125,318       7,715,300
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                         108,689,202     176,815,120
==========================================================================================
                                                              $445,746,859    $387,765,374
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Utilities Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On December 31, 2000, undistributed net investment income was decreased by $485,548, undistributed net realized gains decreased by $1,898,137, and paid-in capital increased by $2,383,685 as a result of differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.60% on the first $200 million of the Fund's average daily net assets, plus 0.50% on the next $300 million of the Fund's average daily net assets, plus 0.40% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2000, AIM was paid $111,177 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 2000, AFS was paid $360,224 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $684,300, $1,637,899 and $139,107, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $174,240 from sales of the Class A shares of the Fund during the year ended December 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2000, AIM Distributors received $16,641 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2000, the Fund paid legal fees of $5,062 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $7,280 and reductions in custodian fees of $719 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $7,999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $294,824,301 and $214,909,290, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $127,154,099
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (18,471,549)
=========================================================
Net unrealized appreciation of investment
  securities                                 $108,682,550
_________________________________________________________
=========================================================
Investments have the same cost for tax and financial
statement purposes.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2000 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ----------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    ---------
Beginning of year                      --       $      --
---------------------------------------------------------
Written                               918         226,738
---------------------------------------------------------
Closed                               (918)       (226,738)
=========================================================
End of year                            --       $      --
_________________________________________________________
=========================================================

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                                                         2000                          1999
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      3,794,538    $106,076,315     1,548,711    $ 34,438,387
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,986,260      53,880,447       884,404      19,574,340
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        558,391      15,179,433       183,463       4,121,099
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      1,299,861      29,276,481       636,523      15,200,629
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        717,979      15,980,083       332,374       7,978,341
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         81,046       1,800,992        14,370         346,523
======================================================================================================================
Reacquired:
  Class A                                                     (2,334,702)    (64,478,900)   (2,406,262)    (53,197,159)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (998,532)    (26,785,880)   (1,070,971)    (23,594,856)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (104,539)     (2,783,151)      (83,100)     (1,787,823)
======================================================================================================================
                                                               5,000,302    $128,145,820        39,512    $  3,079,481
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                              2000(a)     1999(a)       1998        1997        1996
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  26.08    $  21.01    $  19.26    $  16.01    $  14.59
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.33        0.38        0.48        0.47        0.55
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.00)       6.60        2.53        3.26        1.43
======================================================================================================================
    Total from investment operations                             (0.67)       6.98        3.01        3.73        1.98
======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.28)      (0.35)      (0.46)      (0.47)      (0.56)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (2.68)      (1.56)      (0.80)      (0.01)         --
======================================================================================================================
    Total distributions                                          (2.96)      (1.91)      (1.26)      (0.48)      (0.56)
======================================================================================================================
Net asset value, end of period                                $  22.45    $  26.08    $  21.01    $  19.26    $  16.01
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  (2.54)%     34.15%      16.01%      23.70%      13.88%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $267,200    $238,432    $196,665    $179,456    $164,001
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.03%(c)    1.10%       1.06%       1.13%       1.17%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets              1.23%(c)    1.69%       2.39%       2.79%       3.62%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             52%         37%         38%         26%         48%
______________________________________________________________________________________________________________________
======================================================================================================================

()(a)Calculated using average shares outstanding.
()(b)Does not include sales charges.
()(c)Ratios are based on average daily net assets of $273,719,975.

                                                                                     CLASS B
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                              2000(a)     1999(a)       1998       1997       1996
                                                              --------    --------    --------    -------    -------
Net asset value, beginning of period                          $  26.03    $  20.98    $  19.24    $ 16.01    $ 14.60
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.13        0.21        0.33       0.34       0.42
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.01)       6.59        2.53       3.25       1.44
====================================================================================================================
    Total from investment operations                             (0.88)       6.80        2.86       3.59       1.86
====================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.09)      (0.19)      (0.32)     (0.35)     (0.45)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (2.68)      (1.56)      (0.80)     (0.01)        --
====================================================================================================================
    Total distributions                                          (2.77)      (1.75)      (1.12)     (0.36)     (0.45)
====================================================================================================================
Net asset value, end of period                                $  22.38    $  26.03    $  20.98    $ 19.24    $ 16.01
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  (3.28)%     33.16%      15.14%     22.74%     12.98%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $160,820    $142,632    $111,866    $94,227    $79,530
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                           1.80%(c)    1.84%       1.81%      1.91%      1.96%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets              0.46%(c)    0.95%       1.64%      2.01%      2.83%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                             52%         37%         38%        26%        48%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $163,789,916.

                                                                                  CLASS C
                                                              -----------------------------------------------
                                                                                              AUGUST 4, 1997
                                                                                                (DATE SALES
                                                                YEAR ENDED DECEMBER 31,        COMMENCED) TO
                                                              ----------------------------     DECEMBER 31,
                                                              2000(a)    1999(a)     1998          1997
                                                              -------    -------    ------    ---------------
Net asset value, beginning of period                          $ 26.02    $20.97     $19.24        $17.67
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.13      0.21       0.33          0.13
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.01)     6.59       2.52          1.58
=============================================================================================================
    Total from investment operations                            (0.88)     6.80       2.85          1.71
=============================================================================================================
Less distributions:
  Dividends from net investment income                          (0.09)    (0.19)     (0.32)        (0.13)
-------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (2.68)    (1.56)     (0.80)        (0.01)
=============================================================================================================
    Total distributions                                         (2.77)    (1.75)     (1.12)        (0.14)
=============================================================================================================
Net asset value, end of period                                $ 22.37    $26.02     $20.97        $19.24
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                 (3.28)%   33.18%     15.09%         9.74%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $17,727    $6,702     $2,994        $1,183
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets                          1.80%(c)  1.84%      1.81%         1.90%(d)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets             0.46%(c)  0.95%      1.64%         2.02%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate                                            52%       37%        38%           26%
_____________________________________________________________________________________________________________
=============================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $13,910,666.
(d) Annualized.

NOTE 10- CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS (UNAUDITED)

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended December 31, 1999. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended December 31, 1999 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended December 31, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.
  Neither the Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinions that might be rendered on the Fund's financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Utilities Fund and Board of Trustees of AIM Funds Group:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Utilities Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets of the Fund for the year ended December 31, 1999 and the financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent accountants whose report dated February 14, 2000 expressed an unqualified opinion thereon.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 19, 2001

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Global Utilities Fund (the "Fund"), a portfolio of AIM Funds Group, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Trustees: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(3)  To approve changing the fundamental investment restrictions of the Fund.

(4) To approve changing the investment objective of the Fund and making it non-fundamental.

(5) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                                        Withheld/
        Trustees/Matter                                                 Votes For      Abstentions
        ---------------                                                 ---------      -----------
(1)*    Charles T. Bauer............................................  1,514,464,534    46,493,668
        Bruce L. Crockett...........................................  1,516,486,806    44,471,396
        Owen Daly II................................................  1,515,115,325    45,842,877
        Edward K. Dunn, Jr..........................................  1,516,300,879    44,657,323
        Jack M. Fields..............................................  1,516,328,985    44,629,217
        Carl Frischling.............................................  1,515,733,560    45,224,642
        Robert H. Graham............................................  1,516,470,809    44,487,393
        Prema Mathai-Davis..........................................  1,515,583,756    45,374,446
        Lewis F. Pennock............................................  1,516,458,889    44,499,313
        Louis S. Sklar..............................................  1,516,220,167    44,738,035

                                                                                                         Withheld/
        Matter                                                          Votes For      Votes Against    Abstentions
        ------                                                          ---------      -------------    -----------
(2)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc. .......................................      7,098,827       164,859        2,230,187**
(3)(a)  Approval of changing the Fundamental Restriction on Issuer
        Diversification.............................................      7,007,256       211,907        2,274,710**
(3)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior
        Securities..................................................      6,972,175       243,425        2,278,273**
(3)(c)  Approval of changing or adding the Fundamental Restriction
        on Underwriting Securities..................................      7,000,255       212,165        2,281,453**
(3)(d)  Approval of changing or adding the Fundamental Restriction
        on Industry Concentration...................................      7,004,582       221,930        2,267,361**
(3)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................      6,977,645       239,916        2,276,312**
(3)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities and Elimination of
        Fundamental Restriction on Puts and Calls...................      6,929,042       278,574        2,286,257**
(3)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................      6,921,097       271,552        2,301,224**
(3)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's assets in an Open-End Fund......      6,956,037       236,412        2,301,424**
(3)(i)  Approval of the Elimination of Fundamental Restriction on
        Margin Transactions.........................................      6,821,021       359,241        2,313,611**
(3)(j)  Approval of the Elimination of Fundamental Restriction on
        Short Sales of Securities...................................      6,861,377       322,438        2,310,058**
(4)     Approval of Changing the Investment Objective and Making it
        Non-Fundamental.............................................      6,837,392       332,712        2,323,769**
(5)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................      9,002,666        55,703          435,504

* Proposal 1 required approval by a combined vote of all of the portfolios of AIM Funds Group

** Includes Broker Non-Votes

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                                     OFFICERS                                 OFFICE OF THE FUND
Robert H. Graham                                      Robert H. Graham                         11 Greenway Plaza
Chairman, President and Chief Executive Officer       Chairman and President                   Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                      Carol F. Relihan
Bruce L. Crockett                                     Senior Vice President and Secretary      INVESTMENT ADVISOR
Director
ACE Limited;                                          Gary T. Crum                             A I M Advisors, Inc.
Formerly Director, President, and                     Senior Vice President                    11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                    Dana R. Sutton                           Houston, TX 77046
                                                      Vice President and Treasurer
Owen Daly II                                                                                   TRANSFER AGENT
Formerly Director                                     Robert G. Alley
Cortland Trust Inc.                                   Vice President                           A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Albert R. Dowden                                      Stuart W. Coco                           Houston, TX 77210-4739
Chairman of the Board of Directors,                   Vice President
The Cortland Trust and DHJ Media, Inc.; and                                                    CUSTODIAN
Director, Magellan Insurance Company                  Melville B. Cox
                                                      Vice President                           State Street Bank and Trust Company
Edward K. Dunn Jr.                                                                             225 Franklin Street
Formerly Chairman, Mercantile Mortgage Corp.;         Karen Dunn Kelley                        Boston, MA 02110
Formerly Vice Chairman, President                     Vice President
and Chief Operating Officer                                                                    COUNSEL TO THE FUND
Mercantile-Safe Deposit & Trust Co.; and              Edgar M. Larsen
President, Mercantile Bankshares                      Vice President                           Ballard Spahr
                                                                                               Andrews & Ingersoll, LLP
Jack Fields                                           Mary J. Benson                           1735 Market Street
Chief Executive Officer, Texana Global Inc.           Assistant Vice President and             Philadelphia, PA 19103
(foreign trading company) and                         Assistant Treasurer
Twenty First Century, Inc.;                                                                    COUNSEL TO THE TRUSTEES
Formerly Member of the U.S. House of                  Sheri Morris
Representatives                                       Assistant Vice President and             Kramer, Levin, Naftalis & Frankel LLP
                                                      Assistant Treasurer                      919 Third Avenue
Carl Frischling                                                                                New York, NY 10022
Partner                                               Jim A. Coppedge
Kramer, Levin, Naftalis & Frankel LLP                 Assistant Secretary                      DISTRIBUTOR

Prema Mathai-Davis                                    Renee A. Friedli                         A I M Distributors, Inc.
Formerly Chief Executive Officer,                     Assistant Secretary                      11 Greenway Plaza
YWCA of the U.S.A.                                                                             Suite 100
                                                      P. Michelle Grace                        Houston, TX 77046
Lewis F. Pennock                                      Assistant Secretary
Partner, Pennock & Cooper (law firm)                                                           AUDITORS
                                                      Nancy L. Martin
Louis S. Sklar                                        Assistant Secretary                      PricewaterhouseCoopers LLP
Executive Vice President,                                                                      160 Federal Street
Development and Operations,                           Ofelia M. Mayo                           Boston, MA 02110
Hines Interests                                       Assistant Secretary
Limited Partnership
                                                      Lisa A. Moss
                                                      Assistant Secretary

                                                      Kathleen J. Pflueger
                                                      Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 18.92% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $25,801,146 for the Fund's tax year ended December 31, 2000, of which 100% is 20% rate gain.

THE AIM FUNDS--Registered Trademark-- RISK SPECTRUM


On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.


                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                     -------------------------------------

THE AIM FAMILY OF FUNDS--Registered Trademark--

                           EQUITY FUNDS

     DOMESTIC EQUITY FUNDS         INTERNATIONAL/GLOBAL EQUITY FUNDS

       MORE AGGRESSIVE                     MORE AGGRESSIVE

AIM Small Cap Opportunities(1)     AIM Latin American Growth                  A I M Management Group Inc. has
AIM Mid Cap Opportunities(2)       AIM Developing Markets                     provided leadership in the mutual fund
AIM Large Cap Opportunities(3)     AIM European Small Company                 industry since 1976 and managed
AIM Emerging Growth                AIM Asian Growth                           approximately $170 billion in assets for
AIM Small Cap Growth(4)            AIM Japan Growth                           nine million shareholders, including
AIM Aggressive Growth              AIM International Emerging Growth          individual investors, corporate clients
AIM Mid Cap Growth                 AIM European Development                   and financial institutions, as of
AIM Small Cap Equity               AIM Euroland Growth                        December 31, 2000.
AIM Capital Development            AIM Global Aggressive Growth                   The AIM Family of Funds--Registered
AIM Constellation                  AIM International Equity                   Trademark-- is distributed
AIM Dent Demographic Trends        AIM Advisor International Value            nationwide, and AIM today is the eighth-
AIM Select Growth                  AIM Worldwide Spectrum                     largest mutual fund complex in the
AIM Large Cap Growth               AIM Global Trends                          United States in assets under management,
AIM Weingarten                     AIM Global Growth                          according to Strategic Insight, an
AIM Mid Cap Equity                                                            independent mutual fund monitor.
AIM Value II                              MORE CONSERVATIVE                   AIM is a subsidiary of AMVESCAP PLC,
AIM Charter                                                                   one of the world's largest independent
AIM Value                                                                     financial services companies with $402
AIM Blue Chip                            SECTOR EQUITY FUNDS                  billion in assets under management as of
AIM Basic Value                                                               December 31, 2000.
AIM Large Cap Basic Value                  MORE AGGRESSIVE
AIM Balanced
AIM Advisor Flex                   AIM New Technology
                                   AIM Global Telecommunications and Technology
      MORE CONSERVATIVE            AIM Global Infrastructure
                                   AIM Global Resources
                                   AIM Global Financial Services
                                   AIM Global Health Care
                                   AIM Global Consumer Products and Services
                                   AIM Advisor Real Estate
                                   AIM Global Utilities

                                   MORE CONSERVATIVE


                      FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS           TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                     MORE AGGRESSIVE

AIM Strategic Income               AIM High Income Municipal
AIM High Yield II                  AIM Tax-Exempt Bond of Connecticut
AIM High Yield                     AIM Municipal Bond
AIM Income                         AIM Tax-Free Intermediate
AIM Global Income                  AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government               MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000.
(3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR SERVICE AWARD LOGO APPEARS HERE]                 [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--


                                                         INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                               GLU-AR-1